DERIVED INFORMATION 10/21/2005

[$881,500,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$891,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-9

Credit Suisse First Boston Mortgage Acceptance Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston. Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificate. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

PLEASE DO NOT ALTER THIS PAGE. IT IS CUT DIRECTLY INTO A MODEL.

LTV :	Fixed $	2/28 $	3/27 $	5/25 $	Other	MH Stratification:
Below 70	14,930,608	82,234,113	6,768,861	2,840,467	13,026,029	Total Balance	375,224
70.01 to 75	7,597,905	44,741,372	6,889,688	2,044,194	4,986,397	% Pool Balance	0.00%
75.01 to 80	20,788,967	361,031,185	30,663,769	4,431,488	30,668,632	Ave. FICO	579
80.01 to 85	8,021,289	55,292,193	7,582,406	1,195,384	9,604,534	Ave. LTV	76.9
85.01 to 90	9,783,456	104,507,006	4,962,692	1,175,326	9,850,121	% Full Docs	87%
90.01 to 95	2,248,404	19,389,682	453,730	0	1,553,370
95.01 to 100	18,586,489	8,420,467	448,028	0	1,490,857	Silent Seconds Stratification:
100.01 plus						Total Balance	366,870,675
						% Pool Balance	40.8%
FICO						Ave. FICO	651
below 549	3,652,575	50,927,435	4,775,318	299,595	7,135,332	Ave. LTV	80.6
550 to 574	3,785,870	47,610,384	3,822,204	517,276	8,050,192	% Full Docs	56.7%
575 to 599	11,187,992	84,518,604	6,832,216	898,433	9,523,749
600 to 624	15,741,907	129,015,962	10,010,661	1,604,341	14,241,707	Second Lien Stratification:
625 to 649	17,767,300	125,509,010	8,561,982	1,354,880	14,537,617	Total Balance	17,913,899
650 to 674	13,197,017	108,545,237	8,551,457	1,988,037	8,329,017	% Pool Balance	2.0%
675 to 699	8,781,949	62,370,811	5,103,430	2,845,672	4,900,746	Ave. FICO	644
700 plus	7,842,508	67,118,574	10,111,906	2,178,626	4,461,581	Ave. LTV	99.4
						% Full Docs	53.2%
Property Type:
Single-Family Detached	67,750,590	530,511,790	42,481,529	9,559,025	59,684,161	LTV Above 90 Stratification:
PUD	4,196,837	61,088,766	5,319,399	933,574	6,458,494	Total Balance	52,591,026
Condo	1,986,524	42,423,138	3,107,733	300,000	3,904,629	% Pool Balance	5.9%
3+ Family Det.	1,873,966	9,992,931	1,680,877	894,259	80,057	Ave. FICO	645
Manufactured House	0	193,908	181,316	0	0	Ave. LTV	97.6
Other	6,149,201	31,405,485	4,998,320	0	1,052,600	% Full Docs	62.3%

Purpose:
Purchase	30,458,840	333,477,119	27,156,712	3,212,960	23,210,153
Refinance rate/term	3,355,135	14,893,459	2,900,173	242,800	2,667,330
Cash Out Refi (COF) Below 70 LTV	12,539,724	69,565,150	5,591,281	2,146,404	12,276,832
COF with LTV 70.01 to 75	7,092,872	36,885,454	4,620,119	1,650,048	4,766,722
COF with LTV 75.01 to 80	11,321,871	114,449,143	8,682,912	2,565,283	12,405,038
COF with LTV 80.01 to 85	6,355,912	40,273,607	4,478,235	1,195,384	7,034,308
COF with LTV 85.01 to 90	7,282,389	51,290,899	3,737,231	673,979	7,472,643
COF with LTV 90.01 to 95	1,541,098	12,160,457	453,730	0	826,346
COF with LTV 95.01 to 100	2,009,277	2,620,731	148,780	0	520,567
COF with LTV 100.01 plus
Other

Occupancy Status:
Owner Occupied	77,787,578	627,317,808	54,022,453	10,181,702	66,595,441
2nd Home	0	6,866,474	183,614	0	414,292
Investment	4,169,540	41,431,736	3,563,107	1,505,157	4,170,207
Other

Loan Balance
Below 50,000	11,479,326	1,055,759	467,643	0	83,526
50,000.01 to 100,000	14,933,132	39,035,763	5,008,440	97,452	1,712,783
100,000.01 to 150,000	11,842,536	79,079,920	7,545,296	1,536,463	7,135,973
150,000.01 to 200,000	11,008,216	87,033,367	10,011,398	1,167,190	8,810,373
200,000.01 to 400,000	24,290,864	309,389,986	19,108,912	4,861,629	32,508,985
400,000.01 to 500,000	4,857,200	82,108,040	8,643,622	1,685,531	12,612,734
500,000.01 to 600,000	2,295,092	42,099,830	1,121,789	594,488	6,407,312
600,000.01 to 1,000,000	1,250,753	35,813,353	5,862,075	1,744,107	1,908,253
1,000,000.01 and above

Loan Term
>30 Years	0	63,264,641	1,788,699	0	0
30 Years	79,268,470	675,616,018	57,702,734	11,686,859	6,126,600
20 Years	770,482	0	0	0	0
15 Years	1,672,791	0	66,440	0	0
Other	245,375	0	0	0	0

Documentation Type
Full Documentation	55,161,992	373,431,937	35,095,205	9,368,926	33,441,424
Limited Documentation	8,450,602	94,526,318	7,219,111	452,921	14,102,971
Stated Docs with LTV below 70	4,502,643	33,299,397	1,895,424	0	5,485,365
Stated Docs with LTV 70.01 to 75	2,839,611	15,167,256	1,982,379	866,464	2,966,826
Stated Docs with LTV 75.01 to 80	3,351,885	114,619,601	6,557,379	998,548	7,573,577
Stated Docs with LTV 80.01 to 85	1,056,986	16,798,908	3,182,897	0	3,931,282
Stated Docs with LTV 85.01 to 90	1,050,465	19,453,516	650,000	0	2,962,616
Stated Docs with LTV 90.01 to 95	196,112	4,079,431	322,630	0	579,973
Stated Docs with LTV 95.01 to 100	4,828,869	1,480,169	154,370	0	135,906
Stated Docs with LTV above 100.01
Other	517,952	2,759,485	709,780	0	0

Lien Status
1st Lien	64,043,219	675,616,018	57,769,174	11,686,859	71,179,940
Second Liens with LTV below 85	54,559	0	0	0	0
Second Liens with LTV 85.01 to 90	135,648	0	0	0	0
Second Liens with LTV 90.01 to 95	845,111	0	0	0	0
Second Liens with LTV 95.01 to 100	16,878,581	0	0	0	0
Second Liens with LTV above 100.01

Interest Only
Dollar of Mortgage Type	4,240,887	292,711,483	30,222,523	2,255,948
Ave. FICO	649	651	664	646
Ave. LTV	79.1%	79.6%	78.4%	75.2%
% Stated Docs	0.0%	32.8%	28.4%	32.2%
% Full Docs	87.9%	53.0%	58.0%	53.6%